                                                                   EXHIBIT 32(a)

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

                  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code), each of the undersigned officers of Merchants Group, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission (the "Form 10-Q") that:

                  (1)      the Form 10-Q fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 12, 2003            By: /s/ Stephen C. June
                                     President
                                     (Chief Executive Officer)

                                     -----------------------------------
                                     Stephen C. June

Dated:  November 12, 2003            By: /s/ Kenneth J. Wilson
                                     Vice President & CFO

                                     -----------------------------------
                                     Kenneth J. Wilson